Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Amedisys, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dale E. Redman, Chief Financial Officer of the Company, certify that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dale E. Redman
Dale E. Redman Chief Financial Officer
July 31, 2007